UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

May 4, 2011
Date of Report (date of Earliest Event Reported)

Avalon holding group, inc.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-119566	26-3608086
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

6536 102nd Place NE
 Kirkland, WA 98033 USA
(Address of principal executive offices and zip code)

206-947-5639
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 4, 2011, Avalon Holding Group, Inc. (the “Company”) dismissed Jewett Schwartz Wolfe & Associates Certified Public Accountants as the Company’s independent certified public accountant. The Company’s Board of Directors approved this dismissal.

On May 4, 2011, the Company retained Madsen & Associates, CPA’s Inc. as its independent certified public accountant. During the period of time which Jewett Schwartz Wolfe & Associates Certified Public Accountants served as the Company’s independent certified public accountant, and through May 4, 2011, there were no disagreements with Jewett Schwartz Wolfe & Associates Certified Public Accountants which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of  Jewett Schwartz Wolfe & Associates Certified Public Accountants, would have caused Jewett Schwartz Wolfe & Associates Certified Public Accountants to make reference to the subject matter of the disagreements in connection with its report. Jewett Schwartz Wolfe & Associates Certified Public Accountants, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

The Company provided Jewett Schwartz Wolfe & Associates Certified Public Accountants with a copy of this disclosure before its filing with the SEC. The Company requested that Jewett Schwartz Wolfe & Associates Certified Public Accountants provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  As of the time of filing this Form 8-K, a copy of such letter had not been provided to the Company by Jewett Schwartz Wolfe & Associates Certified Public Accountants.  If a copy is later provided, the Company will file it as Exhibit 16.1 to an amendment to this Form 8-K.
On May 4, 2011, the Board of Directors of the Company approved and authorized the engagement of Madsen & Associates, CPA’s Inc., of Murray, Utah, as the independent certified public accountant for the Company. Madsen & Associates, CPA’s Inc. previously served as the Company’s independent certified public accountant, until they were dismissed on September 7, 2010.

During the two most recent fiscal years and through May 4, 2011, the Company had not consulted with Madsen & Associates, CPA’s Inc. regarding any of the following, except during such period of time that Madsen & Associates, CPA’s Inc. was serving as the Company’s independent certified public accountant:

        (i)       The application of accounting principles to a specific transaction, either completed or proposed;

        (ii)       The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Madsen & Associates, CPA’s Inc. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

        (iii)       Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON HOLDING GROUP, INC.

By:           /s/Phillip Jennings
Name:           Phillip Jennings
Title:           President, CFO, Secretary and Treasurer (principal executive officer, principal financial officer and principal accounting officer).